Exhibit 10.47

Account Control Agreement

Among

Tianjin New Highland Science Development Co., Ltd.

(as the Borrower)

and

Deutsche Bank AG, Hong Kong Branch

(as the Facility Agent)

and

DB Trustees (Hong Kong) Limited

(as the Security Agent)

and

Tianjin Dagang Branch of China Construction Bank Limited

(as the Account Control Bank)

Table of Contents

Clause		Page No.
1	Definition and Explanation	3
2	The Opening and Control Period of the Controlled Accounts	4
3	Onshore Controlled Account	7
4	Onshore USD Project Account and Onshore RMB Project Account	18
5	Onshore Cash Collateral Account	24
6	Onshore RMB Debt Service Reserve Account	27
7	Payment and currency exchange	27
8	The Borrower’s Representations and Warranties	28
9	The Borrower’s Commitments	28
10	Representations and Warranties of the Account Control Bank	30
11	The Role of the Account Control Bank	32
12	Confidentiality	34
13	Fees and Other Expenses for the Account Control Bank	36
14	The Security Agent’s Right of Compensation	37
15	Breach and Remedies	38
16	Communication of Notifications and Documents	39
17	Applicable Laws and Jurisdiction	40
18	Others	41
Attachment 1	The Controlled Account Checklist Form	43
Attachment 2	The Format of Opex Withdrawal Request	44
Attachment 3	The Format of Special Capex Withdrawal Request	46
Attachment 4	The Format of General Capex Withdrawal Request	49
Attachment 5	The Format of the Finance Document Withdrawal Request	51
Attachment 6	The Format of Dividend Withdrawal Request	53
Attachment 7	The Format of Transfer Request	55
Attachment 8	The Format of Transaction Expense Withdrawal Request	57
Attachment 9	The Format of USD Account Withdrawal Request	59
Attachment 10	The Format of Project Capex Withdrawal Request	61

i

The Account Control Agreement (hereinafter referred to as the Agreement) is entered into on  January 13, 2010 among:

A                                   Tianjin New Highland Science Development Co., Ltd. , the borrower (hereinafter referred to as the Borrower), a company (registration number: 120109000004324) incorporated under the laws of China, with its registered address at Dagang Economic Development Area (DEDA), Tianjin, China;

B                                        Deutsche Bank AG, Hong Kong Branch (representing the Facility Agent , Security Agent , Calculation Agent , Arranger , Lenders  and Swap Counterparty , and their respective future assignees and successors from time to time under the Transaction Finance Documents , the Facility Agent (hereinafter referred to as the Facility Agent), a company incorporated under the laws of Hong Kong Special Administrative Region of China, with its registered address at 48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong;

C                                     DB Trustees (Hong Kong) Limited (representing the Facility Agent, Security Agent, Calculation Agent, Arranger, Lenders and Swap Counterparty) and their respective future assignees and successors from time to time under the Transaction Finance Document), the Security Agent (hereinafter referred to as the Security Agent), a company incorporated under the laws of Hong Kong Special Administrative Region of China, with its registered address at 48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong; and

D                                    Tianjin Dagang Branch of China Construction Bank Limited, the account control bank (hereinafter referred to as the Account Control Bank), a banking institution established under the laws of China, with its registered address at No. 98, Yingbing Street, Dagang District, Tianjin, China.

Whereas:

1                                       The Borrower signed a Facility Agreement (including the amendments and restatements through a signed Amendment Agreement and any other modifications, revisions, extensions, additions, updates or restatements from time to time)(collectively referred to as the Loan Contract) on 8 January 2010 with, among others, Deutsche Bank AG, Hong Kong Branch, as the Arranger,

Facility Agent and Calculation Agent, and DB Trustees (Hong Kong) Limited as the Security Agent. Under the Loan Contract, the Lenders agree to provide loans of no more than USD65,000,000 to the Borrower in accordance with the terms and conditions of the Loan Contract;

2                                       The Borrower may enter into a Hedging Agreement with a Swap Counterparty;

3                                       The Borrower signed a Security Trust Deed with the Finance Parties on 11 January 2010; and

4                                       As a precondition for the Lenders to provide loans to the Borrower, the Borrower agrees that in accordance with the terms and conditions of the Agreement, the Facility Agent and Security Agent, in the interests of the Facility Agent, Security Agent, Calculation Agent, Arranger, Lenders and Swap Counterparty and their future respective assignees and successors from time to time (collectively referred to as the Secured Parties), designate an Account Control Bank to monitor and control the Controlled Account (as defined below) of the Borrower in China to ensure payment and settlement by the Borrower on time and in full of the Secured Onshore Obligations under the Transaction Finance Documents (i.e. the Loan Contract and the Swap Agreement).

The parties hereby have reached the following agreements:

1                                                  Definition and Explanation

1.1                                          Definition

The Agreement constitutes the Account Control Agreement as defined in the Security Trust Deed. Unless otherwise expressly specified in the Agreement, the terms defined and referred to in the Security Trust Deed and the Loan Contract shall have the same meanings in the Agreement. In the Agreement:

The Controlled Accounts refer to any account listed in Attachment 1 (The Controlled Account Checklist Form) to the Agreement set up and maintained by the Borrower in the Account Control Bank. After opening a controlled account, the Borrower should provide the account’s details to the Security Agent in the format required under Attachment 1 (The Controlled Account Checklist Form) to the Agreement.

The Control Period refers to the control period specified under Clause 2.5 (The Control Period) of the Agreement. ”

Pledge over Deposit Certificate refers to the security agreement between the Borrower and the Security Agent for certificate of deposit balances that exist from time to time in the Onshore Cash Collateral Account.

1.2                                          Explanation

(a)                        The Clause 1.3 (Rule of explanation) (as adjusted where necessary) of the Security Trust Deed should apply to this Agreement.

(b)                       The use of Borrower, Facility Agent, Security Agent and Account Control Bank, unless the context specifically indicates otherwise, shall include their respective successors and assignees and any and all those who have acquired rights from the aforementioned.

(c)                        A month, unless specifically stated otherwise, shall be a calendar month.

2                                                  The Opening and Control Period of the Controlled Accounts

2.1                                          Designation of the Account Control Bank

The Security Agent appoints the Account Control Bank as the bank to perform the monitoring and control responsibilities and activities under the Agreement, and manage the payment into and out of the Controlled Account.

2.2                                          Account management

(a)                        Upon opening any accounts other than the Controlled Account, the Borrower should immediately notify the Facility Agent and the Security Agent. Upon singing of the Agreement, the Borrower should, within 10 Business Days of the last day of every month, provide to the Facility Agent and Security Agent information on any and all accounts it has opened with banks other than the Account Control Bank, including but not limited to the credit balance and transaction records of such accounts.

(b)                       Application to the Account Control Bank by the Borrower to withdraw any amounts from the Controlled Account shall not affect or impair any rights and benefits of the Security Agent under the Security Documents.

2.3                                          The opening of the Controlled Account

(a)                        The Borrower should, within 2 Business days upon signing of the Agreement, apply to set up the Controlled Account (however, the Onshore US Dollar Project Account may be opened within 2 Business Days upon approval of relevant foreign exchange administrative authorities or upon signing of the Agreement (whichever happens later)).

(b)                       The Borrower should, within 1 Business Day, notify the Security Agent in writing of the details of every Controlled Account upon opening of such Controlled Accounts, and the written notifications should bear the seal of the Account Control Bank as confirmation. During the Control Period, the Borrower must keep every Controlled Account.

2.4                                          Account control and management

(a)                        The Security Agent has the right to monitor and verify (including but not limited to inquiry of relevant banks) the status of the Borrower’s accounts (including but not limited to the Controlled Accounts), and the Borrower should, for this purpose, provide all necessary authorization and permission to the Security Agent.

(b)                       The parties agree that all amounts in the Controlled Accounts shall only be used for the purposes specified in the Loan Contract and the Agreement and in the manner specified in the Loan Contract and the Agreement. The Account Control Bank shall monitor and control the payment into and out of the Controlled Accounts in accordance with the Attachment 6 (The Banking Accounts) of the

Loan Contract (as per its format and contents on the date of the Agreement), terms and conditions of the Agreement and the instructions of the Facility Agent and the Security Agent, and the Borrower should use the funds in the Controlled Accounts in accordance with requirements of the Loan Contract and the Agreement.

2.5                                          The Control Period

The parties agree that the Control Period during which the Account Control Bank monitors and controls the Controlled Accounts shall commence on the date of signing of the Agreement and end on the earlier of the following:

(a)                          60 days after the Initial Utilization Date under the Loan Contract; or

(b)                         The date the Facility Agent confirms to the bank in writing that all the debts of the Borrowers to the lenders and Swap Counterparty under the Transaction Finance Documents have been unconditionally and irrevocably paid and settled in full and all its Commitments have expired.

On the precondition that should the Facility Agent notify the Account Control Bank at least 2 Business Days before the date specified in (a) above that it elects to extend the Control Period from the date specified in (a) above, and the date specified in (b) does not fall before the date specified in (a), the Control Period shall, from the date specified in (a) above, automatically extend 5 years (unless the Facility Agent sends to the Account Control Bank the written confirmation described in (b) in advance, when the date such written confirmation is made shall be the date the extension period ends), and unless the parties agree otherwise, the terms and conditions of the Agreement shall continue to apply in the extension period.

2.6                                          Interests

The interests on funds in the Controlled Accounts shall be calculated at the applicable demand deposit interest rates the Account Control Bank offers to its customers from time to time.

3                                                  Onshore Controlled Account

3.1                                          Incoming amounts

(a)                        The Onshore Controlled Account should be the principal operations account of the Borrower. The Borrower should ensure that during the Control Period, all sales income and other amounts acquired under or in connection with the contracts between the Borrower and its customers (including but not limited to the LHD Contracts and the MD Contracts) shall be directly paid to the Onshore Controlled Account.

(b)                       If, through other means, the Borrower acquires sales income or other amounts from its customers outside the Onshore Controlled Account, the Borrower should, within 3 Business Days upon receipt of such amounts, transfer the amounts to the Onshore Controlled Account.

3.2                                          Basic withdrawal conditions

Subject to the provisions under Clause 3.3 (Withdrawal when an event of default occurs) and Clause 3.4 (Priority of withdrawal) below, the Borrower should meet the following conditions in order to apply for the utilization of funds in the Onshore Controlled Account:

(a)                        Any withdrawal, transfer or other instructions in connection with the Onshore Controlled Account become effective only after authorization in writing of the Account Control Bank; and

(b)                       The Borrower should notify the Account Control Bank in writing (and cc the notification to the Facility Agent and the Security Agent) at least 3 Business Days in advance to apply to the Account Control Bank for authorization to withdraw funds from the Onshore Controlled Account.

3.3                                          Withdrawal in a default event

(a)                        If an event of default occurs and continues, at the instruction of an relevant Secured Party or the Secured Parties under the Security Trust Deed, the Security Agent has the right to notify the Account

Control Bank that: without instruction of the Security Agent (acting in accordance with the instruction of the relevant Security party or the Secured Parties under the Security Trust Deed) to the Account Control Bank, the amounts in the Onshore Control Account cannot be withdrawn or transferred.

(b)                       Upon receipt by the Account Control Bank of the above notification from the Security Agent, without the instruction from the Security Agent (acting in accordance with the instruction of the relevant Secured Party or Secured Parties under the Security Trust Deed), the amounts in the Onshore Control Account can not be withdrawn or transferred, and the Account Control Bank may not accept the instruction in connection with the Onshore Control Account from the Borrower or any other parties (other than the Security Agent), nor accordingly.

3.4                                          Priority of withdrawal

If the credit balance of Onshore Control Account is not enough to meet all the withdrawal or payment needs under Clause 3.5 (Use of the withdrawn funds), subject to the provisions of Clause 3.3 (Withdrawal when an event of default occurs), the requests to withdraw funds from the Onshore Control Account shall follow the following order of priority:

(a)                        First, the funds shall be used for the purpose of Onshore Cash Collateral Account as described in (e) under Clause 3.5 (Use of withdrawn funds);

(b)                       Secondly, the funds shall be used for the purpose of Secured Onshore Obligations as described in (c) under Clause 3.5 (Use of withdrawn funds);

(c)                        Thirdly, the funds shall be used for the purpose of the Debt Service Reserve Account (DSRA Account) as described in (f) under Clause 3.5 (Use of withdrawn funds);

(d)                       Fourthly, the funds shall be used for the purpose of Operating Expenditures and/or Capital Expenditures as described in (a) and/or (b) respectively under Clause 3.5 (Use of withdrawn funds);

(e)                        Lastly, the funds shall be used for the purpose of dividends as described in (d) under Clause 3.5 (Use of withdrawn funds).

3.5                                          Use of withdrawn funds

Funds withdrawn by the Borrower from the Onshore Control Account shall be used for the following purposes.

(a)                        Operating Expenditures of the Borrower;

(b)                       Capital Expenditures of the Borrower;

(c)                        Secured Onshore Obligations under the Transaction Finance Document;

(d)                       Dividends that the Borrower is allowed to distribute to the Parentco in cash under (c) of Clause 21.14 (Restricted payments) of the Loan Contract (as per its format and contents on the date of the Agreement);

(e)                        Transfer to the Onshore Cash Collateral Account;

(f)                          Transfer to RMB DSRA Account.

3.6                                          Withdrawal in connection with Operating Expenditures

With respect to the request of the Borrower to withdraw funds for the purpose of Operating Expenditures, upon meeting the following conditions, the Account Control Bank should authorize the withdrawal:

(a)                        Conditions under Clause 3.2 (Basic withdrawal conditions), Clause 3.4 (Priority of withdrawal) and Clause 3.5 (Use of withdrawn funds);

(b)                       Opex Withdrawal Request properly filled out by the Borrower as per the format and contents of Attachment 2 (The Format of Opex Withdrawal Request);

(c)                        Either of the following conditions:

(i)                             In the month of withdrawal request, the amount of the withdrawal request to be proposed and the amounts already withdrawn and/or amounts of requests already applied to be withdrawn from the Onshore Control Account for the month (based on the Opex Withdrawal Request(s) already submitted) collectively do not exceed the Permitted Opex Limit of the month (excluding the approved withdrawal amount in the second provision (i.e. that under (c)(ii)) of this clause); or

(ii)                          The Facility Agent (acting in accordance with the instruction of the Majority Lenders) has already approved the amount of the withdrawal request made by the Borrower in writing (at least 10 Business Days before the proposed withdrawal date), which should state clearly: separate application for this once-off withdrawal in the month the amount is proposed.

Upon meeting the above conditions, the Account Control Bank shall, in accordance with the payment instruction in the Opex Withdrawal Request, pay the requested amount from the Onshore Control Account directly to the Opex Payee specified in the Opex Withdrawal Request. The Borrower can be the Opex Payee.

3.7                                          Permitted Opex Limit

(a)                        The Permitted Opex Limit for each month is the sum of the following two items:

(i)                             The total of Opex approved to be disbursed from the Onshore Control Account for the month as set out in the Approved Opex Budget for the month, and

(ii)                          Unused Opex Limit from the previous month.

For the month of the Initial Utilisation Date under the Loan Contract, the Unused Opex Limit of the previous month is zero.

(b)                       From the Initial Utilisation Date of the Loan Contract,

(i)                             If in a month, any amount has been withdrawn and/or transferred from the Onshore Control Account as per an Opex Withdrawal Request (not including amounts withdrawn and/or transferred in accordance with Clause 3.6(c)(ii)), the Borrower shall be deemed to have used that amount of the Permitted Opex Limit for the month (within the Permitted Opex Limit for the month, the Borrower shall be deemed to first use the Unused Opex Limit from the previous month, and then Opex available from the Onshore Control Account for the month as specified in the Approved Opex Budget for the month); and

(ii)                          If at the end of a month, there are still unused amounts in the Permitted Opex Limit (the portion described in 3.7(a)(i) regarding the definition of Permitted Opex Limit), that unused portion shall be the Unused Opex Limit for that month. For avoidance of misunderstanding, the unused portion of the Permitted Opex Limit for the month as described in 3.7(a)(ii) regarding the definition of Permitted Opex Limit shall not constitute as part of the Unused Opex Limit of the month.

3.8                                          Withdrawals in connection with Capital Expenditures

For any withdrawal by the Borrower from the Onshore Control Account for the purpose of Capital Expenditure, if the Capital Expenditure constitutes a Project Capital Expenditure (meaning Capital Expenditure or payments under the Financed LHD Acquisition Agreement or the Upcoming LHD Acquisition Agreement), the Capital Expenditure Withdrawal Request shall be a Special Capex Withdrawal Request, and if the Capital Expenditure does not constitute a Project Capital Expenditure, the Capital Expenditure Withdrawal Request shall be a General Capex Withdrawal Request.

3.8.1   If the following conditions are met, upon request of the Borrower to apply for Special Capex payment, the Account Control Bank should authorize the withdrawal:

(a)                        Conditions under Clause 3.2 (Basic withdrawal conditions), Clause 3.4 (Priority of withdrawal) and Clause 3.5 (Use of withdrawn funds);

(b)                       The Borrower properly fill out the Special Capex Withdrawal Request as per the format and contents of Attachment 3 (The Format of Special Capex Withdrawal Request), and the Special Capex

Withdrawal Request should specify that the Capex Payee is the LHD Vendor;

(c)                        Submit the following invoices:

(i)                             The invoice pertaining to the Financed LHD Acquisition Agreement or the Upcoming LHD Acquisition Agreement issued by LHD Vendor to the Borrower, with an invoice amount no smaller than that of the proposed withdrawal request; and

(ii)                          The invoice pertaining to the Power Hydraulics Financed LHD Supply Contract (in which case, provide the invoice in connection with the Financed LHD Acquisition Agreement as described in (c)(i) above) or pertaining to the Power Hydraulics Upcoming LHD Supply Contract (in which case, provide the invoice in connection with the Upcoming LHD Acquisition Agreement as described in (c)(i) above) issued by Power Hydraulics to the LHD Vendor, with an invoice amount no smaller than that of the proposed withdrawal request, or an equivalent amount in US dollars;

(d)                       Either of the following conditions:

(i)             In the month of requested withdrawal, the sum of the requested amount plus all other amounts already withdrawn and/or requested to be withdrawn from the Onshore Control Account and the Onshore RMB Project Account in that month (based on the Special Capex Withdrawal Requests already submitted) (excluding the approved amounts under (d)(ii) and Clause 4.6(c)(ii)) does not exceed the Permitted Project Capex Limit (See the agreement in Clause 4.8 (Permitted Project Capex Limit) of the Agreement) for the month of the proposed withdrawal; or

(ii)          The Facility Agent (acting in accordance with the instruction of the Majority Lenders) has approved the proposed withdrawal amount that the Borrower has applied in its written request (delivered at least 10 Business Days before the intended withdrawal date), which should clearly state: separate application for this once-off withdrawal in the month the amount is proposed.

With the precondition that unless the balance of both the Onshore USD Project Account and the Onshore RMB Project Account at the expected withdrawal date specified in the Special Capex Withdrawal Request is zero (but subject to Clause 4.5(a)(i) and for the purpose of Clause 3.8.1(d), in determining the balance of the Onshore USD Project Account, the DSRA Amount in that account before the last day of the first Interest Period of the first Loan under the Loan Contract as per Clause 4.5(a)(i) should not be considered), the Borrower must not withdraw any amount from the Onshore Control Account based on the Special Capex Withdrawal Request.

3.8.2 With respect to the Borrower’s request for General Capex, i.e. Capex that does not constitute Project Capex, upon meeting the following conditions the Account Control Bank should authorize the withdrawal:

(a)                        Conditions under Clause 3.2 (Basic withdrawal conditions), Clause 3.4 (Priority of withdrawal) and Clause 3.5 (Use of withdrawn funds);

(b)                       The General Capex Withdrawal Request properly completed by the Borrower as per the format and contents of Attachment 4 (The Format of General Capex Withdrawal Request);

(c)                        Either of the following conditions:

(i)                             In the month of requested withdrawal, the requested withdrawal amount and the amounts already withdrawn and/or applied to be withdrawn from the Onshore Control Account in that month (based on the withdrawals requested through the General Capex Withdrawal Requests) do not exceed the Permitted Capex Limit for that month (excluding the amounts approved in the second condition (i.e. that under (c)(ii)) of this clause); or

(ii)                          The Facility Agent (acting in accordance with the instruction of the Majority Lenders) has approved the withdrawal amount that the Borrower has requested in its written request (submitted at least 10 Business Days before the intended withdrawal date), which should clearly state: separate application for this once-off withdrawal in the month the amount is proposed.

Upon meeting the conditions specified in clause 3.8.1 and 3.8.2, the Account Control Bank should, in accordance with the payment instruction of the Capex Withdrawal Request (i.e. the Special Capex Withdrawal Request or General Capex Withdrawal Request), directly pay the requested amount from the Onshore Control Account to the Capex Payee specified in the Capex Withdrawal Request. However, if the Capex Payee is the LHD Vendor, the Account Control Bank should directly pay the requested amount to the LHD Vendor Joint Account.

3.8.3  Permitted Capex Limit

(a)                        The Permitted Capex Limit for each month is the sum of the following two items:

(i)                             The total amount of approved Capex permitted to be disbursed from the Onshore Control Account as stated in the Approved Capex Budget for the month, and

(ii)                          The Unused Capex Limit from the previous month.

For the month of the Initial Utilisation Date under the Loan Contract, the Unused Capex Limit of the previous month is zero.

(b)                       From the Initial Utilisation Date of the Loan Contract:

(i)                             If in a month, any amount has been withdrawn and/or transferred from the Onshore Control Account as per an Capex Withdrawal Request (not including amounts withdrawn and/or transferred in accordance with Clause 3.8.2(c)(ii)), the Borrower shall be deemed to have used that amount of the Permitted Capex Limit for the month (within the Permitted Capex Limit for the month, the Borrower shall be deemed to first use the Unused Capex Limit from the previous month, and then Capex available from the Onshore Control Account for the month as specified in the Approved Capex Budget for the month); and

(ii)                          If at the end of a month, there are still unused amounts in the Permitted Capex Limit (the portion described in 3.8.3(a)(i)

regarding the definition of Permitted Capex Limit), that unused portion shall be the Unused Capex Limit for that month. For avoidance of misunderstanding, the unused portion of the Permitted Capex Limit for the month as described in 3.8.3(a)(ii) regarding the definition of Permitted Capex Limit shall not constitute as part of the Unused Capex Limit of the month.

3.9                                          Withdrawal for payments under the Transaction Finance Document

With respect to the Borrower’s request for withdrawal from the Onshore Control Account to pay its matured Secured Onshore Obligations payable to the Facility Agent or any Swap Counterparty, upon meeting all the following conditions, the Account Control Bank should authorize the withdrawal:

(a)                        Conditions under Clause 3.2 (Basic withdrawal conditions), Clause 3.4 (Priority of withdrawal) and Clause 3.5 (Use of withdrawn funds);

(b)                       The Finance Document Withdrawal Request properly completed by the Borrower as per the format and contents of Attachment 5 (The Format of the Finance Document Withdrawal Request).

Upon meeting the above conditions, the Account Control Bank should, in accordance with the payment instruction of the Finance Document Withdrawal Request, directly pay the requested amount from the Onshore Control Account to the Transaction Finance Payee specified in the Finance Document Withdrawal Request. If the Secured Onshore Debt should be paid to the Finance Parties, the Transaction Finance Payee should be the Facility Agent, and if the Secured Onshore Debt should be paid to any Swap Counterparty, then the Transaction Finance Payee should be the Swap Counterparty.

3.10                                    Withdrawal for dividends

With respect to the Borrower’s request for withdrawal from the Onshore Control Account to enable the Borrower to distribute dividends in cash to the Parentco (i.e. International Petroleum Services Corporation

Limited), upon meeting the following conditions, the Account Control Bank should authorize the withdrawal:

(a)                        Conditions under Clause 3.2 (Basic withdrawal conditions), Clause 3.4 (Priority of withdrawal) and Clause 3.5 (Use of withdrawn funds);

(b)                       The Dividend Withdrawal Request properly completed by the Borrower as per the format and contents of Attachment 6 (The Format of Dividend Withdrawal Request).

Upon meeting the above conditions, the request amount shall be directly paid from the Onshore Control Account to the Parentco Controlled Account at Deutsche Bank AG, Hong Kong Branch in the name of INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED, with an account number of 0016212-05-0.

3.11                                    Transfer to the Onshore Cash Collateral Account

With respect to the Borrower’s request to transfer funds from the Onshore Control Account to the Onshore Cash Collateral Account, upon meeting of the conditions of Clause 3.2 (Basic withdrawal conditions), Clause 3.4 (Priority of withdrawal) and Clause 3.5 (Use of withdrawn funds) and presenting of the transfer request properly completed by the Borrower as per the format and contents of Attachment 7 (The Format of Transfer Request), the Account Control Bank should authorize the withdrawal. Upon meeting the above conditions, the Account Control Bank should, in accordance with the payment instruction of the Transfer Request, directly transfer the amount from the Onshore Control Account to the Onshore Cash Collateral Account.

3.12                                    Transfer to the Onshore RMB DSRA Account

With respect to the Borrower’s request to transfer funds to the Onshore RMB DSRA Account, upon meeting of the conditions of Clause 3.2 (Basic withdrawal conditions), Clause 3.4 (Priority of withdrawal) and Clause 3.5 (Use of withdrawn funds) and presenting of the transfer request properly completed by the Borrower as per the format and contents of Attachment  7 (The Format of Transfer Request), the Account Control Bank should authorize the withdrawal. Upon meeting of the above conditions, the Account Control Bank should, in accordance with the payment instruction of the Transfer Request, directly pay the amount from the Onshore Control Account to the Onshore RMB DSRA Account.

3.13                                    Control

(a)                        The Account Control Bank should, within 10 Business Days from the end of every month, provide the Account Statement of that month for the Onshore Control Account to the Facility Agent and the Security Agent.

(b)                       Without prejudice to the foregoing paragraph, the Account Control Bank should state clearly in the Account Statement for Onshore Control Account of the month that ends on the last day of the Calculation period: the total of all amounts deposited into the Onshore Control Account during the Calculation Period, and whether the total is smaller than 60% of the expected cash inflow of the Borrower in the Calculation Period as set out in the Base Case Model.

(c)                        The Calculation Period refers to every two months of a continuous period. The first Calculation Period starts on the first day of the month immediately after the month of the Initial Utilisation Date of the Loan Contract (i.e. the Starting Calendar Month), and ends on the last day of the month immediately after the Starting Calendar Month. Subsequently, every Calculation Period starts on the day following the last day of the previous Calculation Period.

3.14                                    The Facility Agent should pass to the Account Control Bank, no later than the day before the Initial Utilisation Date, a Base Model of the Lenders group and the Approved Opex Budget and Approve Capex Budget for the Initial Budget Period, and within 2 Business Days after every approval of the Opex (non-Project Capex) budget and Capex budget (including any revisions to the budget, if any) of the Borrower, present to the Account Control Bank an Approved Opex Budget and an Approved Capex Budget.

3.15                                    The Facility Agent should present to the Account Control Bank, no later than the day before the Initial Utilisation Date of the Loan Contract, the Financed LHD Acquisition Agreement and the Power Hydraulics Financed LHD Supply Contract, and the Upcoming LHD Acquisition Agreement and the Power Hydraulics Upcoming LHD Supply Contract.

4                                                  Onshore USD Project Account and Onshore RMB Project Account

4.1                                          Basic withdrawal conditions

Subject to the provisions of Clause 4.2 (Withdrawal when an event of default occurs) below, the Borrower can only apply to withdraw funds from the Onshore USD Project Account and the Onshore RMB Project Account (collectively referred to as the Onshore Project Accounts) in accordance with the provisions in clauses from Clause 4.3 (Withdrawal in connection with Transaction Expenses) to Clause 4.7 (Withdrawal from the Onshore RMB Project Account/the unused balance), and all withdrawals, transfers or other instructions in connection with Onshore Project Accounts must have written authorization.

4.2                                          Withdrawal when an event of default occurs

(a)                        If an event of default occurs and is continuing, with the instruction of the relevant Secured Party or Secured Parties in accordance with the Security Trust Deed, the Security Agent has the right to notify the Account Control Bank that: without the instruction of the Security Agent (acting as per the instruction of the relevant Secured Party or Secured Parties in accordance of the Security Trust Deed) to the Account Control Bank, no amount in the Onshore Project Accounts can be withdrawn or transferred.

(b)                       Upon receipt by the Account Control Bank of the above notification from the Security Agent, without the instruction of the Security Agent (acting as per instruction of the relevant Secured Party or Secured Parties in accordance with the Security Trust Deed), no amount in the Onshore Project Accounts can be withdrawn or transferred, and the Account Control Bank shall not accept any instruction from the Borrower or any other parties (other than the

Security Agent) in connection with the Onshore Project Accounts, nor act accordingly.

4.3                                          Withdrawals in connection with Transaction Expenses

(a)                        Within 10 Business Days of the Initial Utilisation Date of the Loan Contract, the Borrower should, at least 3 Business Days in advance, properly fill out the Transaction Expense Withdrawal Request and notify the Account Control Bank (and also cc the notification to the Facility Agent and the Security Agent) to apply to the Account Control Bank for authorization to withdraw funds from the Onshore USD Project Account to pay the Calculation Agent, Facility Agent, Security Agent and Arranger all costs and expenses reasonably incurred (including but not limited to legal expenses) that become due and payable on or around the Initial Utilisation Date.

(b)                       Subject to Clause 3.4 (Withdrawal when an event of default occurs), if after properly completing the Transaction Expense Withdrawal Request by the Borrower as per the format and contents of Attachment 8 (The Format of Transaction Expense Withdrawal Request) and when such withdrawal is made, the balance of the Onshore USD Project Account is no smaller than the DSRA Amount at the time, the Security Agent (acting in accordance with the instruction of the Instructing Group (the Instructing Group referred to in the Security Trust Deed)) should issue the instruction to the Account Control Bank on whether the amount can be withdrawn, and if positive, the amount shall be directly paid from the Onshore USD Project Account to the account specified in the Transaction Expense Withdrawal Request.

4.4                                          Withdrawals in connection with interest payment

(a)                        The Borrower should, at least 3 Business Days in advance, properly fill out the USD Account Withdrawal Request and notify the Account Control Bank in writing (and also cc the notification to the Facility Agent and Security Agent) to apply to the Account Control Bank for authorization to withdraw funds from the Onshore

USD Project Account to pay, on the last day of the first Interest Period in connection with the first Loan, interests on any Loans that become due and payable at the time.

(b)                       Subject to the Clause 4.2 (Withdrawal when an event of default occurs), upon presenting by the Borrower the USD Account Withdrawal Request properly filled out as per Attachment 9 (The Format of USD Account Withdrawal Request), the Account Control Bank should authorize the withdrawal. The requested amount should be paid directly from the Onshore USD Project Account to the account specified in the USD Account Withdrawal Request.

4.5                                          Withdrawal or transfer of the Onshore USD Project Account

(a)                        Upon disbursement of any Loan to the Onshore USD Project Account as per the Loan Contract, the Borrower should ensure that:

(i)                             Firstly, if it is the first Loan, it sets aside the DSRA Amount (based on the notification of the Facility Agent) for the first Interest Period for the purpose of Clause 4.4(a). This amount is not to be used before the first Interest Payment Date;

(ii)                          Secondly, if it is the first Loan, it sets aside the amount described in Clause 4.3 (Withdrawal in connection with Transaction Expenses) for covering the expenses described in Clause 4.3 (Withdrawal in connection with Transaction Expenses);

(iii)                       Thirdly, with the approval of relevant foreign exchange authorities, it converts the amount approved by relevant foreign exchange authorities out of the balance of the Onshore USD Project Account (after appropriation of the two amounts as described above in this clause) to Renminbi and pays the amount to the Onshore RMB Project Account.

(b)                       The Borrower should, at least 3 Business Days in advance, properly fill out the USD Account Withdrawal Request and notify the Account Control Bank in writing (and also cc the notification to the Facility Agent and the Security Agent) to apply to the Account

Control Bank for authorization to withdraw funds from the Onshore USD Project Account to cover the amounts under the Clause 4.5(a)(iii).

(c)                        Subject to Clause 4.2 (Withdrawal when an event of default occurs), if the Borrower has properly filled out the USD Account Withdrawal Request as per the format and contents of Attachment 9 (The Format of USD Account Withdrawal Request) and (should the withdrawal is made on or before the last day of the first Interest Period of the first Loan) the balance of the Onshore USD Project Account is no smaller than the DSRA Amount after the withdrawal, the Account Control Bank should authorize the withdrawal.

(d)                       The requested amount should, after conversion by the Account Control Bank, be paid directly from the Onshore USD Project Account to the Onshore RMB Project Account.

4.6                                          Withdrawal of the Onshore RMB Project Account/the Approved Project Capex Schedule

The Borrower should, at least 3 Business Days in advance, properly fill out the Project Capex Withdrawal Request and notify the Account Control Bank in writing (and also cc the notification to the Facility Agent and the Security Agent) to apply to the Account Control Bank for authorization to withdraw funds from the Onshore RMB Project Account to pay the Project Capex.

Subject to Clause 4.2 (Withdrawal when an even of default occurs), upon meeting the following conditions, the Account Control Bank should authorize the withdrawal:

(a)                        The Borrower properly fills out the Project Capex Withdrawal Request as per the format and contents of Attachment 10 (The Format of Project Capex Withdrawal Request);

(b)                       Submit the following invoices at the same time of the Project Capex Withdrawal Request is made:

(i)                             The invoice issued by LHD Vendor to the Borrower pertaining to the Financed LHD Acquisition Agreement or Upcoming LHD Acquisition Agreement, with an invoice amount of no less than the requested withdrawal amount; and

(ii)                         Invoice(s) issued by Power Hydraulics to the LHD Vendor with an invoice amount of no smaller than the requested withdrawal amount or an equivalent amount in US dollars, which should pertain to the Power Hydraulics Financed LHD Supply Contract (under which invoices pertaining to the Financed LHD Acquisition Agreement as described in Clause (b)(i) above should be submitted) or the Power Hydraulics Upcoming LHD Supply Contract (under which invoices pertaining to the Upcoming LHD Acquisition Agreement as described in Clause (b)(i) above should be submitted); and

(c)                        Either of the following two conditions:

(i)                            The requested withdrawal amount and the sum of all other amounts already withdrawn and/or requested to be withdrawn in the month of the requested withdrawal from the Onshore RMB Project Account and from the Onshore Control Account as per the Special Capex Withdrawal Requests (excluding the withdrawal amount approved in the second provision (i.e. as per Clause (c)(ii) and the amount approved as per Clause 3.8.1(d)(ii)) do not exceed the Permitted Project Capex Limit for the month of the requested withdrawal; or

(ii)                         The Facility Agent (acting in accordance with the instruction of the Majority Lenders) has approved the requested withdrawal amount as per the Borrower’s written request (made at least 10 Business Days before the requested withdrawal date), which should state clearly: separate application for this once-off withdrawal in the month the amount is proposed.

The withdrawn amount should be paid directly from the Onshore RMB Project Account to the LHD Vendor Joint Account.

4.7                                          Withdrawal of the Onshore RMB Project Account/the unused balance

Subject to Clause 4.2 (Withdrawal when an event of default occurs), upon completion of all payments (not the payments under the Approved Project Capex Schedule for a certain month) under the Approved Project Capex Schedule (the Capex schedule in a pre-agreed format listing the Capex payable to LHD Vendor for LHD Units purchased under the Financed LHD Acquisition Agreement or to be purchased under the Upcoming LHD Acquisition Agreement), if there is still a credit balance in the Onshore RMB Project Account, the Borrower should request the Account Control Bank to transfer that balance to the Onshore Control Account and cancel the Onshore RMB Project Account.

4.8                                          Permitted Project Capex Limit

(a)                        The Permitted Project Capex Limit for a month is the sum of the following items:

(i)                            The total amount of the Project Capex for that month as set out in the Approved Project Capex Schedule, and

(ii)                         The Unused Project Limit from the previous month.

For the month of the Initial Utilisaiton Date of the Loan Contract, the Unused Project Capex Limit of the previous month is zero.

(b)                       From the Initial Utilisation Date:

(i)                            If in a month, any amount has been withdrawn and/or transferred from the Onshore RMB Project Account as per Project Capex Withdrawal Requests (not including amounts withdrawn and/or transferred in accordance with Clause 4.6(c)(ii)), and/or any amount has been withdrawn and/or transferred from the Onshore Control Account in that month as per Special Capex Withdrawal Requests (not including amounts withdrawn and/or transferred in accordance with Clause 3.8.1(d)(ii)), the Borrower shall be deemed to have used that amount of the Permitted Project Capex Limit for the month; and

(ii)                         If at the end of the month, there is still unused amount in the Permitted Project Capex Limit (as per Clause 4.8(b)(i)), the

unused amount shall be the Unused Project Capex Limit of that month.

(iii)                      For avoidance of misunderstanding, the Unused Project Capex Limit of a month can be used in the following month.

4.9                                          Control

The Account Control Bank should, within 10 Business Days from the end of every month, provide the Account Statement on the Onshore Project Account to the Facility Agent and the Security Agent.

4.10                                    The Facility Agent should, no later than the day before the Initial Utilisation Date of the Loan Contract, provide an Approved Project Capex Schedule to the Account Control Bank.

5                                                  Onshore Cash Collateral Account

5.1                                          Sole authority

The Security Agent has the sole authority over the Onshore Cash Collateral Account, and any withdrawal, transfer or other instruction in connection with that account must have the written instruction from the Security Agent (acting in accordance with the instruction of the Instructing Group) without the need for the Borrower’s instruction.

5.2                                          Deposits

(a)                        The Borrower should, 6 months after the Initial Utilisation Date of the Loan Contract or before that time, deposit RMB 25 million (RMB twenty-five million) to the Onshore Cash Collateral Account; in addition, 9 months after the Initial Utilisation Date or before that time, the Borrower should make another deposit of no less than RMB 25 million (RMB twenty-five million) to the Onshore Cash Collateral Account;

(b)                       The Account Control Bank should, upon the end of the 6 months or the 9 months from the Initial Utilisation Date of the Loan Contract, immediately notify the Facility Agent and the Security Agent whether the amounts as described in paragraph (a) above have been deposited before 3pm, Tianjin Time, upon the end of the 6 months or the 9 months after the Initial Utilisation Date.

5.3                                          Withdrawal

(a)                        Without limiting the rights of the Security Agent under the Security Documents, if there is no Event of Default occurring or continuing and the total amount deposited into the Onshore Cash Collateral Account as per Clause 5.2 (Deposits) is not less than the minimum amount required on the date after 9 months from the Initial Utilisation Date of the Loan Contract, when the Borrower makes an early prepayment using funds other than those from Onshore Cash Collateral Account as per Clause 8.5 (Voluntary early repayment) of the Loan Contract, it may, at least 3 Business Days in advance, notify the Security Agent to apply to the Security Agent for permission to withdraw from the Onshore Cash Collateral Account, for the purpose of early repayment, an equivalent amount in Renminbi of no more than 15% of the early repayment amount.

(b)                       The Security Agent (acting in accordance with the instruction of the Instructing Group) should agree to the withdrawal of such an amount by the Borrower from the Onshore Cash Collateral Account, and the withdrawn amount should be paid to the account designated by the Facility Agent.

5.4                                          Pledge

(a)                        Upon depositing any amount in the Onshore Cash Collateral Account, the Borrower should, on the date of the deposit, save the amount in a 60-month time deposit; for the purpose of placing that deposit as collateral to the Secured Parties, the Security Agent, on behalf of the Secured Parties, entrusts the Borrower and the Account Control Bank to set up the certificate of deposit. The Borrower should, on the date of the deposit, apply to the Account Control Bank to issue a certificate of deposit for that deposit; within 2 Business Days upon accepting the Borrower’s application, the Account Control Bank should issue the certificate of deposit for that deposit.

(b)                       If for the purpose of early repayment, the Borrower needs to withdraw funds from the Onshore Cash Collateral Account, it should, 3 Business Days in advance, apply to the Security Agent and request the Security Agent for permission to withdraw the amount in advance (if the certificate of deposit has not matured).

(c)                        If any amount is withdrawn from the certificate of deposit, for the purpose of placing the remaining balance of that certificate of deposit as pledge to the Secured Parties, the Security Agent, on behalf of the Secured Parties, entrusts the Borrower and the Account Control Bank to set up new certificates of deposit. The Borrower should, on the day of the withdrawal, apply to the Account Control Bank to set up new certificates of deposit for the balance(s) of the one certificate of deposit or those from which amounts have been withdrawn, and pledge the new certificate(s) of deposit to the Security Agent; within 2 Business Days upon accepting the Borrower’s application, the Account Control Bank should re-issue certificate(s) of deposit for the balance(s). The above operations should be in accordance with the Account Control Bank’s internal management requirements with which the Borrower should comply.

(d)                       In the Control Period as described in Clause 2.5 (Control Period) of the Agreement above, the Account Control Bank shall manage, in the interest and on behalf of the Security Agent and free of charge, the certificates of deposit described in Clause 5.4 (Pledge); upon request of the Security Agent, the Account Control Bank shall immediately hand over the originals of the certificates of deposit to the Security Agent. The Account Control Bank should send to the Security Agent the scanned copies of the certificates of deposit on a regular basis.

(e)                        Any interests on the certificates of deposit shall be deposited in the Onshore Control Account.

5.5                                          Control

The Account Control Bank shall, within 10 Business Days from the end of every month, submit the Account Statement on the Onshore Cash

Collateral Account for the month (including the balance of every certificate of deposit) to the Facility Agent and the Security Agent.

6                                                  Onshore RMB Debt Service Reserve Account

6.1                                          Deposit

The Borrower should, as per the Facility Agent’s requirements with respect to the time and amount, apply to the Account Control Bank for transfer of funds from the Onshore Control Account or the Borrower’s non-control account(s) to the Onshore RMB DSRA Account. In determining and notifying the Borrower of the amount of the transfer, the Facility Agent shall use the result of the multiplication of the DSRA Amount (i.e. the DSRA Amount as defined in the Loan Contract) and the applicable DSRA Determination Exchange Rate (i.e. the DSRA Determination Exchange Rate as defined in the Loan Contract).

6.2                                          Sole authority

The Security Agent has the sole authority over the Onshore RMB DSRA Account, and any withdrawal, transfer or other instruction in connection with this account shall have the written instruction of the Security Agent (acting in accordance with the instruction of the Instructing Group), without the need of any instruction from the Borrower.

6.3                                          Withdrawal

Without limiting the rights of the Security Agent under the Security Documents, the Security Agent may, from time to time, use the credit balance of the Onshore RMB DSRA Account to pay any amounts due but not paid under the Transaction Finance Document.

7                                                  Payment and currency exchange

7.1                                        The Borrower agrees that outward payments from the Controlled Accounts under the Agreement shall be made through telegraphic transfer unless telegraphic transfer is unavailable.

7.2                                        If a withdrawal is made, as per the provisions of the Agreement, from any Controlled Account to pay a payable amount which is denominated in a currency other than the one in which the Controlled Account is denominated, the Account Control Bank has the right to convert the amount withdrawn from the Controlled Account to the currency in which the payable amount is denominated at the applicable exchange rate at the time of conversion, the exchange gain or loss shall be assumed by the Borrower, and the amount received by the payee should be the amount required in the payment instruction.

8                                                  The Borrower’s Representations and Warranties

8.1                                        The representations and warranties made by the Borrower under the Loan Contract are deemed made again on the date of signing of the Agreement.

8.2                                        The Borrower also warrants to the Security Agent that its representations and warranties shall remain truthful and accurate at any time during the effective term of the Agreement on the basis of the facts and circumstances of the time (unless such representations and warranties, as the context indicates, apply only to a particular point of time.

9                                                  The Borrower’s Commitments

9.1                                        The Borrower hereby commits to the Security Agent that during the Control Period, it shall:

(a)                        Maintain its existence and operating activities;

(b)                       Immediately notify the Facility Agent and the Security Agent of any account(s) it opens other than the Controlled Accounts;

(c)                        Maintain the adequacy and validity of its legal person status, authority and powers as a wholly foreign owned enterprise;

(d)                       Comply with all relevant laws;

(e)                        Obtain, in accordance with relevant laws, all necessary authority, approvals, consent, certifications and permissions from relevant government authorities, and maintain their adequacy and validity;

(f)                          Maintain all authority, approvals and permissions necessary under the Agreement; in the event other authority or permissions are required under the Agreement, take immediate actions to acquire and maintain such authority or permissions.

(g)                       Accept the monitoring and control of the Controlled Accounts by the Security Agent and the Account Control Bank;

(h)                       Other than in accordance with the account control and Pledge over Deposit Certificate under the Agreement, without the written permission of the Facility Agent (in accordance with the Security Trust Deed), not set up any pledge or other third-party interests on the Controlled Accounts (including but not limited to the controlled accounts);

(i)                           Fully observe and fulfill the provisions of the Agreement;

(j)                           Entrust the Account Control Bank to handle its payments and settlements under the Controlled Accounts;

(k)                        As per reasonable requirements of the Security Agent, provide to the Security Agent all of its relevant information, including but not limited to its financial and business performance;

(l)                           Pay account control fees in full on time in accordance with the agreement with the Account Control Bank;

(m)                     Notify the Security Agent in a timely manner in the event of the following circumstances, including the state of the events, the nature of the events and the measures taken or to be taken:

(i)                            Involvement in any litigation or  arbitration proceedings that may have Material Adverse Effect;

(ii)                         Occurrence of an Event of Default;

(iii)                      Receipt of any notifications, orders, rulings, decisions or other documents in connection with the Controlled Accounts from Chinese administrative authorities, judicial authorities or arbitrary bodies;

(iv)                      Changes of laws and regulations that may have Material Adverse Effect on the Borrower; or

(v)                         Other information reasonably required by the Security Agent.

10                                           Representations and Warranties of the Account Control Bank

10.1                                  The Account Control Bank makes the following representations and warranties to the Securities Agent:

(a)                        It is a bank duly organized and validly existing under the laws of China, and in accordance with relevant laws, it has already performed all necessary procedures and obtained relevant registrations and approvals for it to own assets and conduct businesses;

(b)                       It has been fully authorized to sign this Agreement and perform and observe the obligations under the Agreement; it has taken and completed all legal actions or procedures for its authorized signatory to sign the Agreement;

(c)                        The Agreement has been duly signed and delivered by the bank; upon entering into force, the Agreement, in accordance with the terms and conditions under the Agreement, constitutes legal, valid and enforceable obligations of the Account Control Bank;

(d)                       Its signing, delivery and performance of the Agreement do not and will not violate: (i) any provisions of its organizing documents; (ii) any laws, regulations, orders or any governmental bodies’ authorizations or approvals; or (iii) any agreements, contracts or other documents to which it is a party or which is or may be binding on it or its assets;

(e)                        It has been and is operating lawfully;

(f)                          To its knowledge, as of the date of signing of the Agreement, there is no court attachment, court enforcement, distraint, dequestration, seizure or expropriation by administrative authorities, or any civil or criminal litigations or administrative penalties of any Controlled Accounts or in connection with any Controlled Accounts;

(g)                       To its knowledge, other than the Agreement and the Pledge over Deposit Certificate, there is no other restrictions, controls or collaterals over the Controlled Accounts (except the restrictions or controls as a result of the mandatory orders binding on it from judicial or administrative authorities or foreign exchange administrative bodies, which, to its knowledge, do not exist as of the date of signing of the Agreement);

(h)                       To its knowledge, the Controlled Accounts may, legally in accordance with the Agreement and the Pledge over Deposit Certificate, be placed under control or as pledge (except in the event when the control can not be implemented or the pledge maintained as a result of mandatory orders binding on it from judicial or administrative authorities or foreign exchange administrative bodies, which, to its knowledge, do not exist as of the date of signing of the Agreement);

(i)                           Its signing of the Agreement, exercising of rights under the Agreement and performance of obligations under the Agreement constitute private and commercial acts performed for private and commercial purposes, and is entitled to or will claim any right of immunity in its jurisdiction of incorporation from suit, execution, attachment or from any other legal process with respect to this Agreement.

(j)                           It is not insolvent;

(k)                        There is no litigation, arbitration, administrative proceeding or claim that threatens the Account Control Bank or any of its assets and will have Material Adverse Effect on the financial position, operations of the Account Control Bank or its performance or observation of obligations under the Agreement;

(l)                           All information and material it provides to the Security Agent as per the Agreement are truthful, accurate, complete and not misleading in any aspect, and all photocopies and facsimiles of documents and materials provided by the Account Control Bank conform to their originals.

10.2                                    The Account Control Bank also warrants to the Security Agent that its representations and warranties shall remain true and accurate in any and all respects for the entire valid term of the Agreement.

10.3                                    The Account Control Bank warrants to perform its control obligations as agreed under the Agreement, but the Account Control Bank has the right to refuse to perform the obligations if its performance of the Agreement may result in violation of relevant laws or regulations or other administrative policies of China; the Account Control Bank should notify the Security Agent within 1 Business Day after the event that causes it to refuse to perform its obligations.

10.4                                    The Account Control Bank warrants to perform its control obligations as required under the Agreement on the condition that if the receipt and payment, transfer in foreign currencies or remittance on any of the Controlled Accounts is subject to approval of foreign exchange regulatory authorities, the Account Control Bank must obtain such approvals before it can proceed with the receipt and payment, transfer and remittance of the Controlled Accounts.

11                                           The Role of the Account Control Bank

11.1                                  The Account Control Bank shall:

(a)                        Control the funds of the Controlled Accounts as required under the Agreement, assist the Security Agent to examine, monitor and analyze the Borrower, including but not limited the Borrower’s cash flows and repayment ability, and process in a timely manner the payments and settlements of the Borrower and/or the Security Agent under the Controlled Accounts as per the instruction of the Security Agent;

(b)                       Designate specific departments and staff members to take care of the matters under the Agreement, set up archives for business activities under the Agreement, and properly file and archive the originals and copies of all funds withdrawal requests and relevant documents and certificates/notifications/permits provided by the Borrower, the original supporting documents for funds transfers and other materials;

(c)                        In case of the following events or situations, immediately notify the Security Agent and follow its instructions to take relevant actions:

(i)             Violation of the provisions of the Agreement by the Borrower;

(ii)          The distraint, sequestration, freezing, seizure, expropriation of or other compulsory measures taken against any Controlled Accounts, or any existing or potential civil or criminal litigations or administrative sanctions in connection with any Controlled Accounts that it knows or should know;

(iii)       Any contract or agreement signed by the Borrower that it knows or should know that imposes restrictions or control over the Controlled Accounts or places the Controlled Accounts as pledge; or

(iv)      Any other events or situations that it know or should know that have Material Adverse Effect on the Controlled Accounts and/or the Borrower.

11.2                                  Except as per the Agreement or with the consent of the Security Agent, the Account Control Bank must not withdraw, transfer, set off, deduct, dispose or allow others to withdraw, transfer or dispose funds in the Controlled Accounts.

11.3                                  The Account Control Bank should maintain its valid existence in good standing during the Control Period, and if the Account Control Bank or its regulatory authorities institute administrative or legal procedures for the receivership, bankruptcy or liquidation of the Account Control Bank, or its creditors start administrative or legal procedures for the receivership, bankruptcy or liquidation of the Account Control Bank that have been accepted or have not been rejected within 30 days, or there are other events or situations that may have Material Adverse Effect on the Controlled Account or the ability of the Account Control Bank to perform any of its obligation or responsibility under the Agreement, the Account Control Bank should immediately notify the Security Agent and follow the instructions of the Security Agent to take relevant measures.

11.4                                  The parties agree that the performance of obligations under the Agreement by the Account Control Bank shall be subject to the mandatory orders of Chinese judicial or administrative authorities that are binding on the bank, including but not limited to mandatory orders of such judicial or administrative authorities with respect to the inquiry, freezing or deduction/transfer of any account or the notifications, requirements or instructions of foreign exchange administrative bodies.

11.5                                  In the event of situations specified in Clause 4.3 (Withdrawals in connection with Transaction Expenses), Clause 5.3 (Withdrawals), Clause 5.4 (Pledge) and Clause 6.3 (Withdrawal) of the Agreement, or situations not clearly defined in the Agreement, the Account Control Bank shall require the Security Agent to give relevant instructions, and carefully and faithfully perform its duties by following the instruction of the Security Agent.

12                                           Confidentiality

12.1                                  All parties to this Agreement should maintain confidentiality of any information they receive in connection with the Transaction Finance Documents.

12.2                                  The Borrower/Account Control Bank agrees that the Security Agent/Facility Agent has the right to disclose such information in the following circumstances:

(a)                        Disclosure of information that is known to the public not as a result of violation of the provisions of the Agreement by the Security Agent/Facility Agent.

(b)                       Disclosure in the course of any legal or arbitrary proceedings;

(c)                        Disclosure required by any laws and regulations;

(d)                       Disclosure to the government, trust industry, banking industry, foreign exchange administration, tax or other regulatory authorities, tribunals or courts;

(e)                        Disclosure to the professional advisory bodies engaged by it (including but not limited to the lawyers and financial advisors);

(f)                          Disclosure to the Secured Parties or their Affiliates, or the officers, board directors, employees or professional advisory bodies of the Secured Parties or their Affiliates for purposes in connection with the exercise of its rights and/or performance of its obligations under any Transaction Finance Documents.

(g)                       Disclosure within the scope set out in Clause 12.4 below, and/or within the scope permissible under the Security Trust Deed and/or Loan Contract;

(h)                       Disclosure with the consent of the Borrower.

12.3                                  The Security Agent agrees that the Borrower/Account Control Bank has the right to disclose information in the following circumstances:

(a)                        Disclosure of information that is known to the public not as a result of violation of the provisions of the Agreement by the Borrower/Account Control Bank;

(b)                       Disclosure in the course of any legal or arbitrary proceedings;

(c)                        Disclosure required by any laws and regulations;

(d)                       Disclosure to governmental bodies or a court of justice;

(e)                        Disclosure with the consent of the Security Agent.

12.4                                  With respect to any assignment, transfer, participation, transfer of participation , securitization, hedging or other agreements and arrangements concerning the Loan Contract or the Borrower that the Facility Agent may enter into or has entered into or any payments under such agreements or arrangements, if it is necessary to use the Transaction Finance Documents as reference, the Facility Agent may disclose the following information to relevant parties:

(a)                        Any Transaction Finance Documents;

(b)                       Any information under the Transaction Finance Documents or in connection with the Transaction Finance Documents that the Facility Agent has already acquired.

However, before any confidential information is made available to such relevant parties, they must commit to the Facility Agent to maintain confidentiality of such information, or sign confidential commitment with the Facility Agent.

12.5                                  This Clause shall supersede any confidentiality commitments made in connection with the Agreement (other than the Security Trust Deed and/or Loan Contract) before the signing of the Agreement.

13                                           Fees and Other Expenses for the Account Control Bank

13.1                                  The Borrower should pay the account control fees for the Control Period as described in Clause 2.5 (Control Period) to the Account Control Bank on an annual basis at RMB 400,000 per year (which shall be 365 days) (or proportionally based on the calendar days of the actual control if the period is less than a year) for all Controlled Accounts set up under the Agreement in the Account Control Bank. The account control fees for the first account control year shall be calculated from the date of signing of the Agreement.

13.2                                  The above account control fees shall be paid by the Borrower to a bank account designated by the Account Control Bank from time to time within 10 Business Days after the beginning of each calendar year using a method acceptable to the Account Control Bank. However, the account control fees for the first account control year shall be paid by the Borrower within 30 Business Days upon opening of any Controlled Account to a bank account designated by the Account Control Bank from time to time using a method acceptable to the Account Control Bank. If funds need to be withdrawn from the Onshore Control Account to pay the above account control fees, the Borrower should, in accordance with the requirements of Clause 3.6 (Withdrawals in connection with Operating Expenditures) of the Agreement, pay the relevant amount from the Onshore Control Account by submitting an Opex Withdrawal Request. For avoidance of misunderstanding, the Borrower cannot pay account control fees from any other Controlled Accounts other than the Onshore Control Account.

13.3                                  Other than under Clause 13.4 of the Agreement, the Account Control Bank hereby irrevocably waive its rights to receive, by setting off or any other methods, the account control fees from the remaining balance of any Controlled Account or the rights to receive compensation for the account control fees.

13.4                                  In the event the Borrower fails to pay the account control fees as agreed, the Account Control Bank shall notify the Security Agent to seek assistance; if the Borrower fails to pay the account control fees within 90 days after the beginning of each calendar year, the Account Control Bank shall automatically deduct the unpaid account control fees from the Onshore Control Account and immediately notify the Security Agent.

13.5                                  The Account Control Bank has the right to receive fees from the Borrower for payment, settlement and currency exchange services under the Agreement or in connection with the Agreement at the applicable rates for similar services it provides from time to time, and has the right to deduct such service fees from the Controlled Accounts (other than the Onshore Cash Collateral Account).

14                                           The Security Agent’s Right of Compensation

14.1                          The Borrower should, within 3 Business Days upon request, make compensations to the Security Agent or its agents, board directors, management and employees for costs, losses or liabilities to the Security Agent as a result of the following causes:

(a)                          Investigations of any events that the Security Agent considers a violation of the Agreement;

(b)                         Acting in reliance of any notification, request or instruction the Security Agent considers to be true, accurate and duly authorized.

14.2                          The Borrower should immediately make compensations to the Security Agent or its agents, board directors, management and employees for costs, losses or liabilities as a result of the following:

(a)                          The acquisition, holding, maintenance or execution of Transaction Security;

(b)                         The exercise by the Security Agent or its designated representatives of any rights, powers, right of independent decision-making or right of remedy to which the Security Agent or its designated representatives are entitled under any Finance Documents or any laws; and

(c)                          Breach of obligations or commitments under any Finance Documents by any Obligor under the Loan Contracts.

14.3                          The Security Agent has the right to, before distribution by the Secured Parties, use the Charged Property to compensate itself, and has the right to pay and retain all amounts until its right of compensation under Clause 14 (The Security Agent’s Right of Compensation) has been satisfied.

14.4                          The validity of Clause 14 (The Security Agent’s Right of Compensation) shall not be affected by the termination of any Finance Documents.

15                                           Breach and Remedies

15.1                                  In the event of any Event of Default under the Loan Contracts, the Security Agent (acting in accordance with the instructions of the Instructing Group) may exercise any or all remedies in accordance with relevant provisions of the Transaction Finance Documents, and the Account Control Bank should take corresponding measures regarding the Controlled Accounts in accordance with the instructions of the Security Agent, including but not limited to stopping outward payments from the Controlled Accounts, or following the instructions of the Security Agent to pay the balances of the Controlled Accounts to the account(s) designated by the Security Agent, while the Borrower hereby irrevocably authorizes the Account Control Bank to take such measures.

15.2                                  If the Account Control Bank fails to perform any provisions of the Agreement in accordance with requirements of the Agreement, without affecting other rights and remedies of the Security Agent under the Chinese laws, the Security Agent (acting in accordance with the instructions of the Instructing Group) has the right to replace the Account Control Bank at its discretion, and for this purpose, the

Account Control Bank and the Borrower should sign all necessary documents and take all necessary actions.

16                                           Communication of Notifications and Documents

16.1                                  Unless specified otherwise, any notification in connection with the Agreement shall be made in writing and may be sent through facsimile, email or postal mail. If sent through facsimile, the delivery is deemed done upon the receipt by the addressee of clearly readable documents sent through facsimile; if by email, the delivery time shall be the send time recorded on the mail send server; if by post, the delivery is deemed done upon the notification being placed at the relevant address or 5 Business Days after the notification is deposited into the mailbox in a pre-paid envelope with clearly marked address.

16.2                                  For avoidance of misunderstanding, the parties agree that only the scanned copies of account statements and the deposit certificates as described in Clause 5.4 (Pledge) of the Agreement may be sent through email, and other notifications or documents must be sent through facsimile or postal mail. The instructions or requests made any party in accordance with the Agreement must be signed by authorized signatories and sent through facsimile or post mail. In a time of an emergency, the parties may send instructions or requests through email, but must immediately send the instructions or requests duly signed by authorized signatories through facsimile or post mail. The receiving party only acts in accordance with instructions or requests duly signed by authorized signatories and delivered through facsimile or post mail.

16.3                                  Upon receipt of any instruction or notification from the Security Agent through facsimile or email, the Account Control Bank may act accordingly without assuming any responsibility for the authenticity of the instruction or notification either in form or in essence, unless the Account Control Bank is explicitly aware of any contrary or inconsistent instruction or notification. Any budgets or plans from the Security Agent or Facility Agent to the Account Control Bank should be delivered by postal mail and signed by authorized signatories. Any requests or notifications sent by the Borrower should also bear the company seal, and the Account Control Bank should perform its reasonable duty of care and conduct formality examination.

16.4                                  The contact details of the Borrower, Facility Agent, Security Agent and the Account Control Bank are provided in the signature pages of the Agreement.

16.5                                  The email addresses of the Borrower, Facility Agent, Security Agent and the Account Control Bank for communication purposes are as follows:

(a)                        Borrower: amoonguo@yahoo.com.cn

(b)                       Facility Agent: rowena.yue@db.com, kari.cheng@db.com, shu.duan@db.com

(c)                        Security Agent: patrick.hwa@db.com, joseph.lo@db.com

(d)                       Account Control Bank: tj_dg_yyb/tj/ccb@ccb.com

16.6                                    Any party may notify the others of any change to its contact methods no later than 5 Business Days in advance.

17                                           Applicable Laws and Jurisdiction

17.1                                  The Agreement is governed and construed under the laws of China.

17.2                                  The parties to this Agreement commit to resolve, to the extent of their reasonable best efforts and in the principle of mutual understanding and friendly negotiation, any disputes arising from the Agreement or in connection with the Agreement, with the precondition that the aforementioned obligations shall not impair any rights or remedies available to them under the Agreement with respect to such disputes.

17.3                                  In the event of any disputes under the Agreement or in connection with the Agreement, the parties agree to refer the disputes to China International Economic and Trade Arbitration Commission and resolve the disputes in Beijing in accordance with the prevailing arbitration rules.

18                                           Others

18.1                                    Separability

The Agreement is a separate document, and the validity, legality and enforceability of the Agreement shall not be affected in the following circumstances:

(a)                        The Transaction Finance Documents are modified or altered or the Transaction Finance Documents become entirely or partially invalid or unenforceable;

(b)                       One or more than one of the Secured Parties waive(s) the rights and interests available to it (them) under the Agreement or Transaction Finance Documents; or

(c)                        Dissolution, liquidation, bankruptcy, merger and split-up, and reorganization of the Borrower.

18.2                                    Severability

If any provisions of the Agreement are or have become illegal, void or unenforceable in any jurisdiction, the validity or enforceability of other provisions of the Agreement in that jurisdiction and the validity or enforceability of those provisions and other provisions of the Agreement in other jurisdictions shall not be impaired.

18.3                                    Waiver

The Security Agent’s failure to exercise or delay in exercising any right, power or remedy under the Agreement shall not diminish such rights, powers or remedies, or constitute a waiver of such rights, powers or remedies; single or partial exercise by the Security Agent of such rights, powers or remedies shall not prevent it from further exercising such rights, powers or remedies or exercising any other rights, powers or remedies. All rights, powers and remedies under the Agreement are cumulative, and not exclusive of any other rights, powers or remedies provided by law.

18.4                                    Amendments

Any amendment to the Agreement shall only be made by the parties in writing, with the Facility Agent subject to the Loan Contract and the Security Agent subject to the Security Trust Deed.

18.5                                    Languages

The Agreement is drafted and signed in Chinese, with an English version translated from Chinese at the expense of the Borrower.

Notifications in connection with the Agreement between and among the Borrower, Account Control Bank, Facility Agent and the Security Agent should be drafted and prepared in English.

Documents provided by the Borrower and Account Control Bank under the Agreement to the Security Agent or other document provided in connection with the Agreement should be drafted and prepared in English, or if drafted and prepared in languages other than English, such documents should attach an English translation that has been verified by the Borrower to be truthful, accurate and complete and such that the Security Agent may act in accordance with the English translation.

18.6                                    Entry into force

The Agreement enters into force upon signing by the Borrower, Facility Agent, Security Agent and Account Control Bank, but if according to the laws and regulations of China, the Agreement (for parties or any party to the Agreement) may not enter into force before completion of any registration procedures, the Agreement (for parties or any party to the Agreement) shall enter into force upon the date of completion of such registration procedures.

In witness whereof, the Agreement has been officially executed by the authorized representatives of the parties hereto on the date stated at the beginning of the Agreement.

Attachment 1        The Controlled Account Checklist Form

Account	Bank of deposit	Account number	Currency
Onshore Control Account
Onshore USD Project Account
Onshore RMB Project Account
Onshore Cash Collateral Account
Onshore RMB DSRA Account

Attachment 2        The Format of Opex Withdrawal Request

From: Tianjin New Highland Science Development Co., Ltd. ()

To:  [Name of Account Control Bank]

cc: [Deutsche Bank AG, Hong Kong Branch] as the Facility Agent

[DB Trustees (Hong Kong) Limited] as the Security Agent

Date:

Dear sirs:

This letter refers to the Account Control Agreement dated [  ] [ ] [  ] (DD/MM/YY) (including its amendments or additions from time to time) (collectively referred to as the Account Control Agreement) among Tianjin New Highland Science Development Co., Ltd. as the Borrower, Deutsche Bank AG, Hong Kong Branch as the Facility Agent, DB Trustees (Hong Kong) Limited as the Security Agent and [  ] as the Account Control Bank, and the terms used in this letter have the same meanings as defined under the Account Control Agreement.

1.                   We wish to withdraw the following amount from the Onshore Control Account:

Expected date of withdrawal:	[ ] (If this date is not a Business Day, than it shall be the next Business Day)

Withdrawal amount:	[ ]

Name of the Payee:	[ ]

Bank of the Payee:	[ ]

Account Number of the Payee:	[ ]

2.                   We hereby confirm that:

1)                  This amount shall be used to pay the Operating Expenditures incurred by the Borrower;

2)                  The Borrower has not withdrawn or transferred any amount from the Onshore Control Account to pay the aforesaid Operating Expenditures.

☐  We apply to the Facility Agent for separate approval of this withdrawal and that the above withdrawal amount shall not be included in the Permitted Opex Limit of this month, and the Facility Agent has already approved this withdrawal (and the approval is attached to this letter).

☐  We request that the Account Control Bank directly pay the amount to the Payee from the Onshore Control Account.

Once submitted, the withdrawal request is irrevocable.

Note: please tick the box where applicable.

Tianjin New Highland Science Development Co., Ltd. (company seal)

[Name of the authorized signatory]

Attachment 3        The Format of Special Capex Withdrawal Request

From: Tianjin New Highland Science Development Co., Ltd. ()

To:  [Name of Account Control Bank]

cc: [Deutsche Bank AG, Hong Kong Branch] as the Facility Agent

[DB Trustees (Hong Kong) Limited] as the Security Agent

Date:

Dear sirs:

This letter refers to the Account Control Agreement dated [  ] [ ] [  ] (DD/MM/YY) (including its amendments or additions from time to time) (collectively referred to as the Account Control Agreement) among Tianjin New Highland Science Development Co., Ltd. as the Borrower, Deutsche Bank AG, Hong Kong Branch as the Facility Agent, DB Trustees (Hong Kong) Limited as the Security Agent and [  ] as the Account Control Bank, and the terms used in this letter have the same meanings as defined under the Account Control Agreement.

1.                   We wish to withdraw the following amount from the Onshore Control Account:

Expected date of withdrawal:	[ ] (If this date is not a Business Day, than it shall be the next Business Day)

Withdrawal amount:	[ ]

Name of the LHD Vendor:	[ ]

Bank of the LHD Vendor Joint Account:	[ ]

Number of LHD Vendor Joint Account:	[ ]

Specifics of relevant contract(s)	[ ]

2.                   We hereby confirm:

1)                  This amount shall be used to pay the Capital Expenditures incurred by the Borrower;

2)                  The Capital Expenditures are Project Capex in nature;

3)                  The Borrower has not withdrawn or transferred any amount from the Onshore Control Account or Onshore Project Accounts to pay the aforesaid Capital Expenditures.

☐  We apply to the Facility Agent for separate approval of this withdrawal and that the above withdrawal amount shall not be included in the Permitted Project Capex Limit of this month, and the Facility Agent has already approved this withdrawal (and the approval is attached to this letter).

☐  We request that the Account Control Bank directly pay the amount from the Onshore Control Account to the LHD Vendor Joint Account.

Once submitted, the withdrawal request is irrevocable.

Attachment:

1.                   Invoices issued by the LHD Vendor to the Borrower

2.                   Invoices issued by Power Hydraulics to the LHD Vendor

Note: please tick the box where applicable.

Tianjin New Highland Science Development Co., Ltd. (company seal)

[Name of the authorized signatory]

Attachment 4    The Format of General Capex Withdrawal Request

From: Tianjin New Highland Science Development Co., Ltd.

To:  [Name of Account Control Bank]

cc: [Deutsche Bank AG, Hong Kong Branch] as the Facility Agent

[DB Trustees (Hong Kong) Limited] as the Security Agent

Date:

Dear sirs:

This letter refers to the Account Control Agreement dated [  ][ ][  ](DD/MM/YY) (including its amendments or additions from time to time) (collectively referred to as the Account Control Agreement) among Tianjin New Highland Science Development Co., Ltd. as the Borrower, Deutsche Bank AG, Hong Kong Branch as the Facility Agent, DB Trustees (Hong Kong) Limited as the Security Agent and [  ] as the Account Control Bank, and the terms used in this letter have the same meanings as defined under the Account Control Agreement.

1.                   We wish to withdraw the following amount from the Onshore Control Account:

Expected date of withdrawal:	[ ] (If this date is not a Business Day, than it shall be the next Business Day)

Withdrawal amount:	[ ]

Name of the Payee:	[ ]

Bank of the Payee:	[ ]

Account Number of the Payee:	[ ]

Specifics of relevant contract(s)	[ ]

2.                   We hereby confirm:

1)                  This amount shall be used to pay the Capital Expenditures incurred by the Borrower;

2)                  The Capital Expenditures are General Capex in nature;

3)                  The Borrower has not withdrawn or transferred any amount from the Onshore Control Account or Onshore Project Accounts to pay the aforesaid Capital Expenditures.

☐  We apply to the Facility Agent for separate approval of this withdrawal and that the above withdrawal amount shall not be included in the Permitted Capex Limit of this month, and the Facility Agent has already approved this withdrawal (and the approval is attached to this letter).

☐  We request that the Account Control Bank directly pay the amount to the Payee from the Onshore Control Account.

Once submitted, the withdrawal request is irrevocable.

Note: please tick the box where applicable.

Tianjin New Highland Science Development Co., Ltd. (company seal)

[Name of the authorized signatory]

Attachment 5    The Format of the Finance Document Withdrawal
Request

From: Tianjin New Highland Science Development Co., Ltd.

To:  [Name of Account Control Bank]

cc: [Deutsche Bank AG, Hong Kong Branch] as the Facility Agent

[DB Trustees (Hong Kong) Limited] as the Security Agent

Date:

Dear sirs:

This letter refers to the Account Control Agreement dated [  ][ ][  ](DD/MM/YY) (including its amendments or additions from time to time) (collectively referred to as the Account Control Agreement) among Tianjin New Highland Science Development Co., Ltd. as the Borrower, Deutsche Bank AG, Hong Kong Branch as the Facility Agent, DB Trustees (Hong Kong) Limited as the Security Agent and [  ] as the Account Control Bank, and the terms used in this letter have the same meanings as defined under the Account Control Agreement.

1.                   We wish to withdraw the following amount from the Onshore Control Account:

Expected date of withdrawal:	[ ] (If this date is not a Business Day, than it shall be the next Business Day)

Withdrawal amount:	[ ]

Name of the Payee:	[ ]

Bank of the Payee:	[ ]

Account Number of the Payee:	[ ]

2.                   We hereby confirm:

1)                  This amount shall be used to pay:

☐  the Secured Onshore Obligations due and payable under the Finance Documents to the Finance Parties;

☐  the Secured Onshore Obligations due and payable under the Swap Agreement(s) to the Swap Counterparty (Counterparties);

2)                  The Borrower has not withdrawn or transferred any amount from the Onshore Control Account to pay the aforesaid Secured Onshore Obligations.

We request that the Account Control Bank directly pay the amount from the Onshore Control Account to:

☐  Facility Agent.

☐  The above Swap Counterparty (Counterparties).

Once submitted, the withdrawal request is irrevocable.

Note: please tick the box where applicable.

Tianjin New Highland Science Development Co., Ltd. (company seal)

[Name of the authorized signatory]

Attachment 6    The Format of Dividend Withdrawal Request

From: Tianjin New Highland Science Development Co., Ltd.

To:  [Name of Account Control Bank]

cc: [Deutsche Bank AG, Hong Kong Branch] as the Facility Agent

[DB Trustees (Hong Kong) Limited] as the Security Agent

Date:

Dear sirs:

This letter refers to the Account Control Agreement dated [ ][ ][ ](DD/MM/YY) (including its amendments or additions from time to time) (collectively referred to as the Account Control Agreement) among Tianjin New Highland Science Development Co., Ltd. as the Borrower, Deutsche Bank AG, Hong Kong Branch as the Facility Agent, DB Trustees (Hong Kong) Limited as the Security Agent and [ ] as the Account Control Bank, and the terms used in this letter have the same meanings as defined under the Account Control Agreement.

1. We wish to withdraw the following amount from the Onshore Control Account:

Expected date of withdrawal:	[ ] (If this date is not a Business Day, than it shall be the next Business Day)

Withdrawal amount:	[ ]

Name of the Payee:	[International Petroleum Services Corporation Limited]

Bank of the Payee:	[Deutsche Bank AG, Hong Kong Branch]

Account Number of the Payee:	[0016212-05-0]

2.                   We hereby confirm:

The amount requested shall be used to enable the Borrower to pay to the Parentco, in cash, dividends available under Clause 21.14 of the Loan Contract (as per the format and contents on the date of the Account Control Agreement).

We request that the Account Control Bank directly pay the amount from the Onshore Control Account to the above Parentco Controlled Account.

Once submitted, the withdrawal request is irrevocable.

Tianjin New Highland Science Development Co., Ltd. (company seal)

[Name of the authorized signatory]

Attachment 7    The Format of Transfer Request

From: Tianjin New Highland Science Development Co., Ltd.

To:  [Name of Account Control Bank]

cc: [Deutsche Bank AG, Hong Kong Branch] as the Facility Agent

[DB Trustees (Hong Kong) Limited] as the Security Agent

Date:

Dear sirs:

This letter refers to the Account Control Agreement dated [  ][ ][  ](DD/MM/YY) (including its amendments or additions from time to time) (collectively referred to as the Account Control Agreement) among Tianjin New Highland Science Development Co., Ltd. as the Borrower, Deutsche Bank AG, Hong Kong Branch as the Facility Agent, DB Trustees (Hong Kong) Limited as the Security Agent and [  ] as the Account Control Bank, and the terms used in this letter have the same meanings as defined under the Account Control Agreement.

1.                   We wish to withdraw the following amount from the Onshore Control Account:

Expected date of withdrawal:	[ ] (If this date is not a Business Day, than it shall be the next Business Day)

Withdrawal amount:	[ ]

Name of the Payee:	[ ]

Bank of the Payee:	[ ]

Account Number of the Payee:	[ ]

2.                   We request that the Account Control Bank transfer the amount from the Onshore Control Account to:

☐  The Onshore Cash Collateral Account.

☐  The Onshore RMB DSRA Account.

Once submitted, the withdrawal request is irrevocable.

Note: please tick the box where applicable.

Tianjin New Highland Science Development Co., Ltd. (company seal)

[Name of the authorized signatory]

Attachment 8    The Format of Transaction Expense Withdrawal Request

From: Tianjin New Highland Science Development Co., Ltd.

To:  [Name of Account Control Bank]

cc: [Deutsche Bank AG, Hong Kong Branch] as the Facility Agent

[DB Trustees (Hong Kong) Limited] as the Security Agent

Date:

Dear sirs:

This letter refers to the Account Control Agreement dated [  ][ ][  ](DD/MM/YY) (including its amendments or additions from time to time) (collectively referred to as the Account Control Agreement) among Tianjin New Highland Science Development Co., Ltd. as the Borrower, Deutsche Bank AG, Hong Kong Branch as the Facility Agent, DB Trustees (Hong Kong) Limited as the Security Agent and [  ] as the Account Control Bank, and the terms used in this letter have the same meanings as defined under the Account Control Agreement.

1.               We wish to withdraw the following amount from the Onshore USD Project Account:

Expected date of withdrawal:	[ ] (If this date is not a Business Day, than it shall be the next Business Day)

Withdrawal amount:	[ ]

Name of the Payee:	[Deutsche Bank AG, Hong Kong Branch]

Bank of the Payee:	[ ]

Account Number of the Payee:	[ ]

2. We hereby confirm:

The amount requested shall be used to pay all costs and expenses due and payable as of the Initial Utilisation Date reasonably, incurred by the Calculation Agent, Facility Agent, Security Agent and Arranger.

The Security Agent has approved the above withdrawal request (and the approval is attached to the letter), and We request that the Account Control Bank directly pay the above amount from the Onshore USD Project Account to the Facility Agent.

Once submitted, the withdrawal request is irrevocable.

Tianjin New Highland Science Development Co., Ltd. (company seal)

[Name of the authorized signatory]

Attachment 9    The Format of USD Account Withdrawal Request

From: Tianjin New Highland Science Development Co., Ltd.

To:  [Name of Account Control Bank]

cc: [Deutsche Bank AG, Hong Kong Branch] as the Facility Agent

[DB Trustees (Hong Kong) Limited] as the Security Agent

Date:

Dear sirs:

This letter refers to the Account Control Agreement dated [ ][ ][ ](DD/MM/YY) (including its amendments or additions from time to time) (collectively referred to as the Account Control Agreement) among Tianjin New Highland Science Development Co., Ltd. as the Borrower, Deutsche Bank AG, Hong Kong Branch as the Facility Agent, DB Trustees (Hong Kong) Limited as the Security Agent and [ ] as the Account Control Bank, and the terms used in this letter have the same meanings as defined under the Account Control Agreement.

1. We wish to withdraw the following amount from the Onshore USD Project Account:

Expected date of withdrawal:	[ ] (If this date is not a Business Day, than it shall be the next Business Day)

Withdrawal amount:	[ ]

Name of the Payee:	[ ]

Bank of the Payee:	[ ]

Account Number of the Payee:	[ ]

2. We hereby confirm:

☐  The amount requested shall be used for payment to the Onshore RMB Project Account of the amount approved by relevant foreign exchange administrative authorities after conversion to Renminbi.

☐  The amount requested shall be used to pay the interests on any Loans due and payable on the last day of the first Interest Period of the first Loan.

☐  We request that the Account Control Bank directly pay the amount from the Onshore USD Project Account, after conversion to Renminbi, to the Onshore RMB Project Account (the approval documents of foreign exchange administrative authorities for exchange of the amount are attached blow).

☐  We request that the Account Control Bank directly pay the above amount from the Onshore USD Project Account to the account of Facility Agent.

Once submitted, the withdrawal request is irrevocable.

Note: please tick the box where applicable.

Tianjin New Highland Science Development Co., Ltd. (company seal)

[Name of the authorized signatory]

Attachment 10 The Format of Project Capex Withdrawal Request

From: Tianjin New Highland Science Development Co., Ltd. ()

To:    [Name of Account Control Bank]

cc:     [Deutsche Bank AG, Hong Kong Branch] as the Facility Agent

[DB Trustees (Hong Kong) Limited] as the Security Agent

Date:

Dear sirs:

This letter refers to the Account Control Agreement dated [  ] [  ] [  ] (DD/MM/YY) (including its amendments or additions from time to time) (collectively referred to as the Account Control Agreement) among Tianjin New Highland Science Development Co., Ltd. as the Borrower, Deutsche Bank AG, Hong Kong Branch as the Facility Agent, DB Trustees (Hong Kong) Limited as the Security Agent and [  ] as the Account Control Bank, and the terms used in this letter have the same meanings as defined under the Account Control Agreement.

1.               We wish to withdraw the following amount from the Onshore RMB Project Account:

Expected date of withdrawal:	[ ] (If this date is not a Business Day, than it shall be the next Business Day)
Withdrawal amount:	[ ]
Name of the Payee:	[LHD Vendor]
Bank of the Payee:	[LHD Vendor Joint Account]
Account Number of the Payee:	[ ]

2. We hereby confirm:

1)                  The amount requested shall be used to pay the Project Capex incurred by the Borrower under the Financed LHD Acquisition Agreement or Upcoming LHD Acquisition Agreement;

2)                  The Project Capex Payee of the above amount is the LHD Vendor of the Financed LHD Acquisition Agreement or Upcoming LHD Acquisition Agreement;

3)                  The Borrower has not withdrawn or transferred any amount from the Onshore Control Account or Onshore RMB Project Account to pay the aforementioned Capital Expenditures;

☐  We apply to the Facility Agent for separate approval of this withdrawal and that the above withdrawal amount shall not be included in the Permitted Project Capex Limit of this month, and the Facility Agent has already approved this withdrawal (and the approval is attached to this letter).

☐  We request that the Account Control Bank directly pay the amount to the LHD Vendor from the Onshore Control Account.

Once submitted, the withdrawal request is irrevocable.

Attachment:

1.                   Invoices issued by LHD Vendor to the Borrower LHD

2.                   Invoices issued by Power Hydraulics to the LHD Vendor

Note: please tick the box where applicable.

Tianjin New Highland Science Development Co., Ltd. (company seal)

[Name of the authorized signatory ]

Borrower: Tianjin New Highland Science Development Co., Ltd. (company seal)

Address: Floor 4, Business Center 21-B, Innovations Park, Xinbei Road No.4668, Tanggu District, Tianjin City, PRC.

Telephone: +86-22-6635-1181

Facsimile: +86-22-6635-1181

Contact Person: Liu Qingzeng

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzeng

Facility Agent: DEUTSCHE  BANK AG, HONG KONG BRANCH

Address: 48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Facsimile: +852 2203 7320/7323

Telephone: +852 2203 8888

Contact Person: Trust and Securities Services

/s/ Chiu Kin Wing Edward /s/ Choi Siu Ling

(Name of Authorized Signatory)

Name: Chiu Kin Wing Edward Choi Siu Ling

Position:

Security Agent: DB Trustees (Hong Kong) Limited

Address: 48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Facsimile: +852 2203 7320/7323

Telephone: +852 2203 8888

Contact Person: Managing Director

/s/ Chiu Kin Wing Edward /s/ Choi Siu Ling

(Name of Authorized Signatory)

Name: Chiu Kin Wing Edward Choi Siu Ling

Position: Authorized Signatory Director

Account Control Bank: Tianjin Dagang Branch of China Construction Bank Limited (Company Seal)

Address: No. 98, Yingbing Street, Dagang District, Tianjin City, PRC.

Telephone: +86-22-2599-3714

Facsimile: + 86-22-2599-4780

Contact Person: Wang Jing

/s/ Zhao Hongling

(Name of Authorized Signatory)

Name: Zhao Hongling

Position: Branch Manager Assistant